Revised 3/1/05


                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Institutional Shares may be exchanged for
Privilege:         Institutional Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                                SCHEDULE OF FUNDS
                          OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------------------
        Multiple Class Company                        Series                 12b-1 Fee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Adjustable Rate Securities                                         None
Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Equity Funds                 Federated Strategic Value Fund        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Fixed Income Securities,     Federated Municipal Ultrashort Fund   None
Inc.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated GNMA Trust                                                         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Income Securities Trust      Federated Intermediate Corporate      None
                                       Bond Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Short-Term Income Fund      None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Income Trust                 Federated Income Trust                None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Index Trust                  Federated Max-Cap Fund                None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Mini-Cap Fund               None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Institutional Trust          Federated Government Ultrashort       None
                                       Duration Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Limited Duration Government                                        None
Fund, Inc.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Managed Allocation           Federated Growth Allocation Fund      None
Portfolios
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Moderate Allocation Fund    None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Conservative Allocation     None
                                       Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Short-Term Municipal Trust                                         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Total Return Government                                            None
Bond Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Total Return Series, Inc.    Federated Mortgage Fund               None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Total Return Bond Fund      None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Ultrashort Bond Fund        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated U.S. Government Securities                                         None
Fund:  1-3 Years
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
        Multiple Class Company                        Series                 12b-1 Fee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated U.S. Government Securities                                         None
Fund:  2-5 Years
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Intermediate Municipal Trust           Federated Intermediate Municipal      None
                                       Trust
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Money Market Obligations Trust         California Municipal Cash Trust       None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Florida Municipal Cash Trust          0.25%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Government Obligations Fund           None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Government Obligations Tax-Managed    None
                                       Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Michigan Municipal Cash Trust         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Minnesota Municipal Cash Trust        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Municipal Obligations Fund            None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       New Jersey Municipal Cash Trust       None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       New York Municipal Cash Trust         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Ohio Municipal Cash Trust             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Pennsylvania Municipal Cash Trust     None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Cash Obligations Fund           None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Management Obligations Fund     None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Obligations Fund                None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Value Obligations Fund          None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Tax-Free Obligations Fund             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Treasury Obligations Fund             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       U.S. Treasury Cash Reserves           None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Virginia Municipal Cash Trust         None
---------------------------------------------------------------------------------------


